UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 30, 2014

COMM 2014-UBS4 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

UBS Real Estate Securities Inc.
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
The Bancorp Bank
KeyBank National Association
Pillar Funding LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-08	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of July 30, 2014 (the “Form 8-K”), with respect to COMM 2014-UBS4 Mortgage Trust (the “Issuing Entity”). The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to the Form 8-K and (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 that were previously filed.  No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.

99.5	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Mary Brundage
Name: Mary Brundage
Title: Vice President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  October 22, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co., CastleOak Securities, L.P., Drexel Hamilton, LLC, Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of July 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

99.2	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.4	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and The Bancorp Bank.

99.5	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

99.6	Mortgage Loan Purchase Agreement, dated July 23, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Pillar Funding LLC and Pillar Capital Partners I LLC.